MIDAS FUND
                           DISCOVERING OPPORTUNITIES(R)


                         Prospectus Dated March 31, 1998


    Midas Fund, Inc. seeks primarily capital appreciation and protection against inflation and, secondarily, current income. Under normal circumstances, the Fund invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Such investments are considered speculative and subject to substantial price fluctuations and risks. The Fund may also borrow money from banks from time to time to purchase or carry securities. Such borrowing is speculative and increases both investment opportunity and investment risk. See "Risk Factors." There can be no assurance that the Fund will achieve its investment objectives.

    Midas Management Corporation is the Fund's Investment Manager, and Lion Resource Management Limited is the Fund's Subadviser. Since 1992, Mr. Kjeld Thygesen, Managing Director of the Subadviser, has been a portfolio manager of the Fund. Based in London (U.K.), the Subadviser is a part of Lion Mining Group, which specializes in gold mining and resource company investment management, corporate finance and consulting.

  NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share which is shown daily in the mutual fund section of newspapers nationwide under the heading "Midas Fund."

    This prospectus contains information you should know about the Fund, which is an open-end, management investment company, before investing. You should read it to decide if an investment in the Fund is right for you. Please keep it with your investment records for future reference. The Fund has filed a Statement of Additional Information (also dated March 31, 1998) with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information is available free of charge by calling 1-800-400-MIDAS, and is incorporated by reference in this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund. Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank, and are not Federally insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and the example below are designed to help you understand the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 monthly account fee is charged if your average monthly balance is less than $100, unless you are in the Automatic Investment Program (see "How to Purchase Shares").


SHAREHOLDER TRANSACTION EXPENSES         ANNUAL FUND OPERATING EXPENSES
Sales Load Imposed on Purchases...NONE   (as a percentage of average net assets)
Sales Load Imposed on Reinvested         Management Fees (after
Dividends.........................NONE   reimbursement)................... 0.75%
Deferred Sales Load...............NONE   12b-1 Fees....................... 0.25%
Redemption Fee* within 30 days           Other Expenses .................. 0.90%
of purchase (value of shares                                               -----
redeemed)........................1.00%
Exchange Fee.....................NONE    Total Fund Operating Expenses (after
                                         reimbursement)................... 1.90%

*There is no redemption fee after 30 days of purchase.


EXAMPLE                                  1 year   3 years    5 years    10 years
                                         ------   -------    -------    --------
You would pay the following expenses      $19      $60        $103       $222
on a $1,000 investment, assuming a
5% annual return and a redemption at
the end of each time period...........

The example set forth above assumes reinvestment of all dividends and other distributions and assumes a 5% annual rate of return as required by the Securities and Exchange Commission ("SEC"). THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Without the Investment Manager's expense reimbursement, Management Fees and Total Fund Operating Expenses would have been 1.00% and 2.15% of average net assets, respectively. The percentages given for Annual Fund Expenses are based on the Fund's operating expenses and average daily net assets during its fiscal year ended December 31, 1997. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. "Other Expenses" includes amounts paid for certain custodian, accounting, administrative and shareholder services, and does not include interest expense from the Fund's bank borrowing.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each of the ten years ended December 31, 1997. The following information is supplemental to the Fund's financial statements and accompanying notes, appearing in the December 31, 1997 Annual Report to Shareholders and incorporated by reference in the Statement of Additional
Information. The financial statements and notes for the fiscal year ended December 31, 1997, as well as the information in the table below insofar as it relates to the fiscal year ended December 31, 1997, have been audited by Tait, Weller & Baker, whose report thereon is included in the Annual Report to Shareholders. Information in the table below for the periods prior to December 31, 1994 was audited by other auditors.



                                                                                YEARS ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------------------------
                                         1997*    1996*    1995*    1994     1993      1992      1991      1990     1989     1988
                                         -----    -----    -----    ----     ----      ----      ----      ----     ----     ----
PER SHARE DATA
Net asset value, beginning of year...    $5.15    $4.25    $3.32    $4.16    $2.35     $2.55     $2.59     $3.12    $2.56    $3.16
                                         -----    -----    -----    -----    -----     -----     -----     -----    -----    -----
Income from investment operations:
Net investment income (loss).........   (0.03)   (0.05)   (0.06)   (0.05)   (0.01)      0.01      0.03       -      (0.01)   (0.02)
Net realized and unrealized gain (loss)
on investments                          (3.01)    0.95     1.28    (0.67)    2.34      (0.19)    (0.04)    (0.53)     0.57   (0.58)
                                        ------    ----     ----    ------    ----      ------    ------    ------     ----   ------
  Total from investment operations...   (3.04)    0.90     1.22    0.72)     2.33      (0.18)    (0.01)    (0.53)     0.56    (0.60)
Less distributions:
Dividends from net investment income.        -     -        -        -        -        (0.01)    (0.03)       -        -       -
Distributions from net realized gains        -     -      (0.29)   (0.12)   (0.52)     (0.01)       -         -        -       -
Return of capital distributions......        -     -        -        -        -           -         -         -        -       -
  Total distributions................        -     -      (0.29)   (0.12)   (0.52)     (0.02)    (0.03)      0.00     0.00     0.00
                                                          ------   ------   ------     ------    ------      ----     ----     ----
Net asset value, end of year.........    $2.11    $5.15    $4.25    $3.32    $4.16      $2.35     $2.55     $2.59    $3.12    $2.56
                                         =====    =====    =====    =====    =====      =====     =====     =====    =====   =====
TOTAL RETURN.........................  (59.03)%   21.22%   36.73%  (17.27)%  99.24%    (7.16)%   (0.20)%  (16.99)%   21.88% (18.99)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)...  $100,793  $200,457 $15,753   $7,052  $10,357     $4,943    $6,202    $7,571  $11,168  $12,726
Ratio of expenses to average
net assets (a)(b)                       1.90%:    1.63%    2.26%    2.15%    2.18%      2.25%     2.25%     2.25%    2.20%    1.82%
Ratio of net investment income (loss)
to average net assets(c):....          (0.72)%   (0.92)%  (1.47)%  (1.26)%  (0.28)%      0.56%     1.10%     0.06%  (0.32)%  (0.42)%
Portfolio turnover ..................  50.00%    22.51%   47.72%   52.62%   63.44%      72.23%    77.26%    58.46%   23.60%   7.52%
Average commission per share.........  $0.0116   $0.0204

*Per share net  investment  income (loss) and net realized and  unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Ratio prior to reimbursement by the Investment Manager was 2.15%, 1.83%, 2.52%,2.53%, 2.51% and 2.47% for the years ended December 31, 1997, 1996, 1995,
1992,1991,  and 1990  respectively.
(b) Ratio after transfer agent and custodian credits was 1.88%, 1.61% and 2.25% for the years ended December 31, 1997, 1996 and 1995, respectively. Prior to 1995, such credits were reflected in the ratio.
(c) Ratio prior to reimbursement by the Investment Manager was (0.97)%, (1.12)%, (1.73)%, 0.28%, 0.83% and (0.16)% for the years ended December 31, 1997, 1996,
1995, 1992, 1991, and 1990 respectively.
(d)Ratio including interest expense was 2.09% for the year ended December 31,
1997
                                        2

                                TABLE OF CONTENTS

Expense Tables....................2  Distributions and Taxes................10
Financial Highlights..............2  Determination of Net Asset Value.......10
The Fund's Investment Program.....3  Investment Manager and Subadviser......11
Risk Factors......................4  Distribution of Shares.................11
How to Purchase Shares............7  Performance Information................11
Shareholder Services..............8  Capital Stock..........................12
How to Redeem Shares..............9  Custodian and Transfer Agent...........12



                          THE FUND'S INVESTMENT PROGRAM

    The investment objectives of the Fund are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing, under normal circumstances, at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and
(ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities. For purposes of the foregoing, natural resources includes ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities, which historically have been produced and marketed profitably during periods of rising inflation. See "Risk Factors."

    The Fund retains the flexibility to respond promptly to changes in market and economic conditions and the Investment Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Under a defensive strategy, the Fund may hold cash and/or invest any portion or all of its assets in high quality money market instruments of U.S. or foreign government or corporate issuers. To the extent the Fund adopts a temporary defensive posture, it will not be invested so as to directly achieve its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or in order to meet ordinary daily cash needs, the Fund may hold cash and may invest in foreign or domestic high quality money market instruments. Money market instruments in which the Fund may invest include U.S. or foreign government securities, high grade commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements relating to any of the foregoing.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Investment Manager reviews and monitors the creditworthiness of those institutions under the board's general supervision.

DEBT SECURITIES. When seeking to achieve its secondary objective of current income, the Fund will normally invest in investment grade debt securities. Investment grade securities are those rated in the top four categories by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. Moody's considers securities in the fourth highest category to have speculative characteristics. Such securities may include long, intermediate and short maturities, depending on the Investment Manager's evaluation of market patterns and trends. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade, although it has no current intention of investing more than 5% of its net assets in such securities during the coming year. The Fund may also invest without limit in unrated securities if such securities offer, in the Investment Manager's opinion, the opportunity for a high overall return by reason of their yield, discount at purchase, or potential for capital appreciation without undue risk. Securities rated below investment grade and many unrated securities may be considered predominantly speculative and subject to greater market fluctuations and risks of loss of income and principal than higher rated debt securities. The market value of debt securities usually is affected by changes in the level of interest rates. An increase in interest rates tends to reduce the market value of such investments, and a decline in interest rates tends to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.
Fluctuations in the market value of debt securities subsequent to their acquisition do not affect cash income from such securities but are reflected in the Fund's net asset value.

OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACTS. The Fund may purchase and sell options (including options on precious metals, foreign currencies, equity and debt securities, and securities indices), futures contracts (including futures contracts on precious metals, foreign currencies, securities and securities indices), options on futures contracts, and forward currency contracts. The Fund may use options, futures, and forward contracts for hedging and yield or income enhancement purposes. For example, the Fund could purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund could purchase put options on securities to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance yield or income. The Fund could write (sell) put and call options on securities to enhance yield or income or as a limited hedge. The Fund could purchase and sell these instruments in order to attempt to hedge against changes in securities prices, interest rates or foreign currency exchange rates or precious metal prices or to enhance yield or income.

LENDING. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Including such collateral as part of the Fund's total assets, the amount equaling the excess of the loan over Fund liquid assets marked to market in a segregated account covering the proceeds of the loan may not, together with all other types of borrowings, exceed one-third of its total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

OTHER INFORMATION. The Fund is "non-diversified," as defined in the Investment Company Act of 1940, as amended ("1940 Act"), but intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended the "Code" for Federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), but only if at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings is less than 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified," as defined in the 1940 Act, the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with a maturity of more than seven days. Illiquid securities may be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded. In addition to the Fund's fundamental investment objectives and concentration policy, the Fund has adopted certain investment restrictions set forth in the Statement of Additional Information that are fundamental and may not be changed without shareholder approval. The Fund's other investment policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

                                  RISK FACTORS

    Because of the following considerations, Fund shares should be considered speculative, are subject to substantial price fluctuations and risks and are not a complete investment program. Risks in the Fund's investment policies include:

1. PRICE FLUCTUATIONS IN BULLION. The value of the Fund's investments may be affected by changes in the price of gold, platinum, and silver. Gold, platinum, and silver have been subject to substantial price fluctuations over short periods of time. The prices have been influenced by industrial and commercial demand, investment and speculation, and monetary and fiscal policies of central banks and governmental and international agencies. Price fluctuations in bullion can also cause large price fluctuations in the securities in which the Fund may invest.

2. CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. Currently, there are only six major producers of gold: the Republic of South Africa ("South Africa"), the United States, Australia, the Commonwealth of Independent States (the "CIS," formerly the Union of Soviet Socialist Republics), Canada, and China. As South Africa, the CIS and China are three major producers of gold and platinum, changes in political, social and economic conditions affecting these countries pose certain risks to the Fund's investments. The social upheaval and related economic difficulties in South Africa, the CIS and China, may, from time to time, influence the price of gold and platinum and the share values of mining companies involved in South Africa, the CIS, and China and elsewhere. For example, South Africa depends significantly on gold sales for the foreign exchange necessary to finance its imports. Accordingly, investors should understand the special considerations and risks related to such an investment emphasis, and its potential effect on the Fund's per share value. National economic and political developments could affect South Africa's policy regarding gold sales and in turn the price of gold and the share values of mining companies involved in South Africa.

3. CONCENTRATION. As a matter of fundamental investment policy, the Fund concentrates its investments in (i) securities of companies primarily involved, directly or indirectly in, or that derive a portion of their gross revenues, directly or indirectly from, the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources and (ii) gold, silver and platinum bullion. Such concentration subjects the Fund's shares to greater risk than a fund whose portfolio is not so concentrated in that the Fund's shares will be affected by economic, political, legislative and regulatory developments impacting the companies or bullion in which it may invest. As a result of such concentration the Fund may experience increased problems of liquidity and the value of Fund shares may fluctuate more than if it invested in a greater number of industries.

4. PRIVATE PLACEMENTS. The Fund may invest in securities that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in the secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

5. SMALL CAPITALIZATION COMPANIES. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. As a result, investment in these securities involves greater risks and may be considered speculative. For example, such companies may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a small management group. In addition, the securities of such companies may trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than securities of large companies. The Fund's positions in securities of such companies may be substantial in relation to the market of such securities. Accordingly, it may be difficult for the Fund to dispose of securities of these companies at prevailing market prices. Full development of these companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit. The securities of small or thinly capitalized companies may also be more sensitive to market changes than the securities of large companies. Such companies may not be well known to the investing public and may not have institutional ownership. Such companies may also be more vulnerable than larger companies to adverse business or economic developments.

6. BORROWING. The Fund may borrow money from banks (including its custodian bank) to purchase and carry securities and will pay interest thereon. Such borrowing is referred to as leverage, is speculative, and increases both investment opportunity and investment risk. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The 1940 Act requires the Fund to maintain asset coverage of at least 300% (including the amount borrowed) for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowing within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowing the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings.

7. TAX OR CURRENCY LAWS. Changes in tax or currency laws of the United States or foreign countries, such as imposition of withholding taxes or other taxes or of exchange controls on foreign currencies, may inhibit or increase the cost of the Fund's pursuit of its investment program.

8. UNPREDICTABLE INTERNATIONAL MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. Under unusual international monetary or political conditions, the Fund's assets might be less liquid and the change in value of its assets more volatile than would be the case with other investments. In particular, because the prices of gold and platinum may be affected by unpredictable international monetary policies and economic conditions there may be greater likelihood of a more dramatic impact upon the market prices of securities of companies mining, processing or dealing in gold and other precious metals than would occur in other industries.

9. FOREIGN SECURITIES, MARKETS AND CURRENCIES. All or a portion of the Fund's assets may be invested in foreign securities. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currency into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; non-negotiable brokerage commissions; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing, and financial reporting standards; the possible imposition of foreign taxes, exchange controls (which may include suspension of the ability to transfer currency from a given country), and currency restrictions; and the possible greater political, economic, and social instability of developing as well as developed countries, including nationalization, expropriation of assets, and war. Furthermore, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. These risks are often heightened when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the Fund's expense ratio can be expected to be higher than for investment companies investing exclusively in domestic securities.

    The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in emerging market countries than in developed countries. The economies of emerging market countries generally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

    The Fund may purchase securities on U.S. and foreign stock exchanges or in the over-the-counter market. Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign stock exchanges are higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. If the Fund invests in countries in which settlement of transactions is subject to delay, the Fund's ability to purchase and sell portfolio securities at the time it desires may be hampered. Delays in settlement practices in foreign countries may also affect the Fund's liquidity, making it more difficult to meet redemption requests, or require the Fund to maintain a greater portion of its assets in money market investments in order to meet such requests. Some of the securities in which the Fund invests may not be widely traded, and the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemption requests.

    Since investment in foreign securities usually involves foreign currencies and since the Fund may temporarily hold cash in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets and the Fund's net asset value per share will increase, all else being equal. Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets and its net asset value per share. The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, or through entering into forward contracts. The Fund generally will not enter into a forward contract with a term of greater than one year.

    The Fund may hold a portion or all of its cash in the form of foreign currencies. Since investments in foreign currencies, bullion and coins do not yield income, the Fund may not achieve its secondary objective during periods when it holds significant positions in such investments. The Fund purchases or sells gold, platinum, and silver bullion primarily of standard weight at the best available prices in the New York bullion market (see "Determination of Net Asset Value"). The Investment Manager retains discretion, however, to purchase or sell bullion in other markets, including foreign markets, if better prices can be obtained.

    When purchasing foreign securities, the Fund will ordinarily purchase securities which are traded in the U.S. or purchase American Depository Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. However, the Fund may purchase foreign securities directly in foreign markets so long as in management's judgment an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund).

10. OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACTS. Strategies with options, futures, and forward currency contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. The loss from investing in certain of these instruments is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the instruments underlying the options and futures do not follow the price movements of the instrument subject to the hedge. Gains and losses on investments in options and futures depend on the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, foreign currency exchange rates, precious metals prices, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for all of these instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The percentage of the Fund's assets set aside to cover its obligations under options, futures, or forward currency contracts could impede effective portfolio management or the ability to meet redemption or other current obligations.

11. LACK OF INCOME ON GOLD, SILVER, AND PLATINUM INVESTMENTS. Investments in gold, silver and platinum bullion do not generate income and will subject the Fund to taxes and insurance, shipping and storage costs. The sole source of return to the Fund from such investments would be gains realized on sales, and a negative return would be realized if such investments are sold at a loss.

                             HOW TO PURCHASE SHARES

    The Fund's shares are sold on a continuing basis at net asset value (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, $1,000 for traditional deductible individual retirement accounts ("IRAs"), Roth IRAs, simplified employee pension plan IRAs ("SEP-IRAs"), savings incentive match plan for employees IRAs ("SIMPLE IRAs"), rollover IRAs, and 403(b) plan accounts, and $500 for Education IRAs. The minimum subsequent investment is $100. The initial investment minimums are waived if a shareholder elects to invest $100 or more each month in the Fund through the Midas Automatic Investment Program (see "Additional Investments" below). The Fund in its discretion may waive or lower the investment minimums.

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft drawn to the order of Midas Fund, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o MIDAS AUTOMATIC INVESTMENT PROGRAM. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

    The MIDAS BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

    In the MIDAS SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

    The MIDAS GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

    For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center, 1-800-400-MIDAS. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. Government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $1,000. The Program and the Plans do not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), drawn to the order of Midas Fund, together with a Midas FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional Fund shares quickly and simply, just by calling Investor Service Center, 1-800-400-MIDAS. We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center, 1-800-400-MIDAS, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Midas Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Midas Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see "Distributions and Taxes"). For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. No third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank.

                              SHAREHOLDER SERVICES

    You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center, 1-800-400-MIDAS.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account with Midas' EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends and other distributions into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed), with a voided check.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center, 1-800-400-MIDAS.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible (or non-deductible) for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center by calling toll-free at 1-800-400-MIDAS.

    The minimum investment to establish a Midas Education IRA is $500. The minimum initial investment to establish any other Midas IRA or retirement account is $1,000.

    Minimum subsequent investments are $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Midas Automatic Investment Program. There are no set-up fees for any Midas IRA or retirement account. Subject to change on 30 days' notice, the plan custodian charges Midas IRAs (excluding Midas Education IRA) and retirement accounts a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived if your Midas IRA or retirement account has assets of $10,000 or more or if you invest regularly through the Midas Automatic Investment Program.

                              HOW TO REDEEM SHARES

    Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

BY TELEPHONE. You may telephone Investor Service Center, 1-800-400-MIDAS, to expedite redemption of Fund shares if share certificates have not been issued.

    You may redeem as little as $250 worth of shares by requesting Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

    If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

    Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if received after 4 p.m. eastern time, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check. Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the reinvestment of dividends and capital gains or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of a redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen business day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and capital gain distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 45 days' notice, to redeem any account, other than IRA and other Midas prototype retirement plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases and redemptions with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the NASD. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends annually to its shareholders from its net investment income, if any. The Fund also makes an annual distribution to its shareholders out of any net realized capital gains, after offsetting any capital loss carryover, and any net realized gains from foreign currency transactions. Dividends and other distributions, if any, are declared and payable to shareholders of record on a date in December of each year. Such distributions may be paid in January of the following year, in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes. The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gains. Dividends and other distributions are made in additional Fund shares, unless you elect to receive cash on the Account Application or so elect subsequently by calling Investor Service Center, 1-800-400-MIDAS. For Federal income tax purposes, dividends and other distributions are treated in the same manner whether received in additional Fund shares or in cash. Any election will remain in effect until you notify Investor Service Center to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a RIC under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders. Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends-received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional shares) when designated as such by the Fund, are taxable to its shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to tax. The Fund's investments in gold, platinum, and silver bullion and coins may cause it to fail certain income or asset tests that must be satisfied to qualify as a RIC under the Code. Accordingly, the Investment Manager will endeavor to manage the Fund's portfolio so that (1) income and gains derived from investments in bullion and coins (and any other "non-qualified" income) will not exceed 10% of the Fund's gross annual income and (2) less than 50% of the value of the Fund's total assets as of the close of each quarter of its taxable year will be invested in bullion and coins (and any other "non-qualified assets"). If the Fund did not qualify for taxation as a RIC, it would be required to pay Federal income tax on its net income, which would reduce the amount available for distribution to its shareholders. The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

    The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Since other Federal, state and local tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

    The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share" and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. A business day of the Fund is any day on which the New York Stock Exchange is open for trading. The following are not business days of the Fund: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities and other assets of the Fund are valued primarily on the basis of market quotations, if readily available. Foreign securities are valued on the basis of quotations from a primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                        INVESTMENT MANAGER AND SUBADVISER

    Midas Management Corporation ("Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. The Investment Manager retains final discretion in the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with an affiliated broker/dealer, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may allocate transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses.

    For its services, the Investment Manager receives a fee based on the average daily net assets of the Fund, at the annual rate of 1% on the first $200 million and declining thereafter as a percentage of average daily net assets. During the fiscal year ended December 31, 1997, investment management fees paid by the Fund after expense reimbursement represented approximately 0.75% of average daily net assets. The Investment Manager provides certain administrative services to the Fund at cost. Bassett S. Winmill may be deemed a controlling person of the Investment Manager.

    The Investment Manager has entered into a subadvisory agreement with the Subadviser for certain subadvisory services. The Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States, and among equities, bullion, and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. The Subadviser, whose principal business address is 7 - 8 Kendrick Mews, London, U.K. SW7 3HG, is a majority-owned subsidiary of Lion Mining Group, which is controlled by Andrew F. Malim. The Fund's investments may include securities of companies for which Lion Mining Group provides technical, consulting, and investor relations services. Mr. Kjeld Thygesen, the Subadviser's Managing Director, has been the Fund's portfolio manager since January 1992 and currently serves as the Fund's portfolio manager together with the Investment Manager's Investment Policy Committee. Mr. Thygesen has been a Managing Director of the Subadviser since 1989.

                             DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement, Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005 ("Distributor"), acts as the Fund's principal agent for the sale of its shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of 0.25% per annum of the Fund's average daily net assets for distribution and service activities. This fee may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders or to the Distributor. The Fund will pay the fee to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay a fee to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceeds the fee, the Fund will not be obligated to pay any additional amount to the Distributor. If the Distributor's expenses are less than the fee, it may realize a profit.

                             PERFORMANCE INFORMATION

    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Morningstar, Inc., Lipper Analytical Services, Inc. and other sources. "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, all dividends and distributions are assumed to be reinvested. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all dividends and other distributions are assumed to be reinvested in additional Fund shares. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the
performance   calculations.   In  addition,   there  is  no  sales  charge  upon
reinvestment of dividends or other distributions. Until August 28, 1995, the maximum sales charge imposed on purchases of Fund shares was 4.5%. This sales charge is not reflected in the calculation of returns since the sales charge has been discontinued. For more information regarding how the Fund's average annual total return and cumulative total return is calculated, see "Calculation of Performance Data" in the Statement of Additional Information. Additional information regarding the Fund's performance is available in its Annual Report to Shareholders, which is available at no charge upon request to Investor Service Center, 1-800-400-MIDAS.

                                  CAPITAL STOCK

    The Fund is a non-diversified open-end management investment company organized as a Maryland corporation in 1995. Prior to August 28, 1995, the Fund operated under the name "Excel Midas Gold Shares, Inc.," a Minnesota corporation organized in 1985. The Fund is authorized to issue up to 1,000,000,000 shares ($.01 par value). The Fund's Board of Directors may establish additional series or classes of shares, although it has no current intention of doing so.

     The Fund's stock is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share has equal dividend, voting, liquidation, and redemption rights with every other share. The shares have no preemptive, conversion, or cumulative voting rights and they are not subject to further call or assessment.

    The Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters that would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of a majority of the Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder vote on the Fund's investment management agreement, plan of distribution, or fundamental investment objectives, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

    Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105, acts as custodian of the Fund's assets, performs certain accounting services for the Fund, and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act. The Fund may maintain a portion of its assets in foreign countries pursuant to such subcustodianships and related foreign depositories. Utilization by the Fund of such foreign custodial arrangements and depositories will increase the Fund's expenses. All of the Fund's gold, platinum, and silver bullion is held by Republic National Bank of New York, 452 Fifth Avenue, NY, New York 10018.

    The Fund's transfer and dividend disbursing agent ("Transfer Agent") is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides certain shareholder administration services to the Fund and is reimbursed its cost by the Fund. The Fund may also enter into agreements with brokers, banks and others who may perform on behalf of their customers certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

MIDAS FUND

SEEKING CAPITAL APPRECIATION AND PROTECTION AGAINST INFLATION AND, SECONDARILY, CURRENT INCOME.

SHAREHOLDER SERVICES:

o   Electronic Funds Transfers
o   Automatic Investment Program
o   Retirement Plans:
    Traditional Deductible IRA, Roth IRA, SEP-IRA, SIMPLE IRA, 403(b), and Education IRA.

MINIMUM INVESTMENTS:

o   Regular Accounts, $1,000
o   Traditional deductible IRA, Roth IRA, SEP-IRA,
    SIMPLE IRA, 403(b), $1,000
o   Education IRA, $500
o   Automatic Investment Program, $100
o   Subsequent Investments, $100



Prospectus
March 31, 1998


1-800-400-MIDAS


Call toll-free for Fund performance, telephone purchases, and to obtain information concerning your account.
Or, access the Fund on the web at

www.midasfund.com

MIDAS FUND
Discovering Opportunities(R)

11 Hanover Square
New York, NY 10005

MIDAS FUND
DISCOVERING OPPORTUNITIES(R)

ACCOUNT APPLICATION

Use this Account Application to open a regular Midas Fund account. For a Midas Fund IRA Application, call 1-800-400-MIDAS. Return this completed Account Application to Investor Service Center, Box 419789, Kansas City, MO 64141-6789.

1. REGISTRATION. If you need assistance in completing this Account Application, please call 1-800-400-MIDAS.

INDIVIDUAL:

First Name:


Middle Initial:


Last Name:


Social Security Number:


JOINT OWNER (IF ANY):


First Name:


Middle Initial:


Last Name:


Social Security Number:


Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.


GIFT/TRANSFER TO A MINOR:


Name of Custodian (only one):
as Custodian for


Name of Minor:
under the (Custodian's State of Residence) Uniform Gifts/Transfers to Minors Act


Minor's Social Security Number:


Minor's Date of Birth:


CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS:


Name of Corporation, Partnership, or other Organization:

Name of Individual(s) Authorized to Act for the Corporation, Partnership, or other Organization:


Tax I.D. Number:


Name of Trustee(s):


Date of Trust Instrument:


2. MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP


Street:


City:


State/Zip:


Daytime Telephone:


E-Mail Address:


Owner:
Citizen of:  U.S.        Other:


Joint Owner
Citizen of:  U.S.        Other:


3. AMOUNT INVESTED ($1,000 MINIMUM)


Note: The $1,000 minimum initial investment is waived if you elect to invest through the Midas Bank Transfer Plan, the Midas Salary Investing Plan, and/or the Midas Government Direct Deposit Plan (see Section 4).


Investment: $


By Check*


By Wire


Date**


Assigned Account Number***


*Please make your check(s) payable to Midas Fund and enclose with this
 Application.
**Indicate date on which money was wired.
***Please call 1-800-400-MIDAS to be assigned an account number before making an initial investment by wire.

4. MIDAS AUTOMATIC INVESTMENT PROGRAM

( ) MIDAS BANK TRANSFER PLAN Automatically purchase shares each month by transferring the dollar amount you specify ($100 minimum) from your regular checking account, NOW account, or bank money market account. Please attach a voided bank account check.


Amount $


Day of month:


10th:


15th:


20th:


( ) MIDAS SALARY INVESTING PLAN The enrollment form will be sent to the above address or call 1-800-400-MIDAS to have the form sent to your place of employment.


( ) MIDAS GOVERNMENT DIRECT DEPOSIT PLAN Your request will be processed and you will receive the enrollment form.


5. DISTRIBUTIONS If no circle is checked, the Automatic Compounding Option will be assigned to reinvest all dividends and distributions in your account to increase the shares you own.


( ) AUTOMATIC COMPOUNDING OPTION Dividends and distributions reinvested in additional shares.


(  ) PAYMENT OPTION      (  ) Dividends in cash, distributions reinvested
                         (  ) Dividends and distributions in cash


6. INVESTMENTS AND REDEMPTIONS BY TELEPHONE


Shareholders automatically enjoy the privilege of calling 1-800-400-MIDAS to purchase additional shares of the Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account, unless declined by checking the following circle ( ). The Midas link with your bank offers flexible access to your money. Transfers occur only when you initiate them and may be made by either bank wire or bank clearinghouse transfer with Midas Fund's Electronic Funds Transfer service.


TO ESTABLISH THE MIDAS LINK TO YOUR BANK, PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT. One common name must appear on your Midas Fund account and bank account.


7. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING


"I certify that I have received and read the prospectus for Midas Fund, agree to its terms, and have the legal capacity to purchase its shares. I understand telephone conversations with Investor Service Center, Inc. ("ISC") representatives are recorded and hereby consent to such recording. I agree that neither the Fund nor ISC will be liable for acting on instructions believed to be genuine and under reasonable procedures designed to prevent unauthorized transactions. I CERTIFY (1) THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PROVIDED ABOVE IS CORRECT, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING, OR (C) I HAVE BEEN NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING." (PLEASE CROSS OUT
ITEM 2 IF IT DOES NOT APPLY

TO YOU.) THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


Signature of:


Owner:


Trustee:


Custodian:


Date:


Signature of Joint Owner (if any):


Date:

Mail completed application with your check drawn to the order of MIDAS FUND to:

Midas Fund
Discovering Opportunities
Box 419789
Kansas City, MO 64141-6789

MF-EDG-5/8